UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2010

OYCO, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-51361
(Commission File Number)

47-0930829
(IRS Employer Identification No.)

#477, 1313 E Maple Street, Suite 201, Bellingham, WA 98225
(Address of principal executive offices and Zip Code)

360-685-4277
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4.	MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02	NON RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On March 19, 2010, Oyco, Inc., a Nevada corporation (the “Company”), was advised by Seale & Beers, CPA, its independent public accountants, that the Company’s financial statements for the nine-month period ended September 30, 2009 had not been completely reviewed by Seale & Beers.

As a result, the Company concluded on March 19, 2010 that its previously issued financial statements for the nine-month period ended September 30, 2009, included in its Quarterly Report on Form 10-Q for the nine-month period ended September 30, 2009, should no longer be relied upon.

The Company’s financial statements for the nine-month period ended September 30, 2009 are currently being reviewed by Seale & Beers and will reflect any corrections, if any, from their review. The Company intends to have the review completed within the next 3-5 business days.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
Not applicable.

(b) Pro forma Financial Information.
Not applicable.

(c) Shell Company Transaction.
Not applicable.

(d) Exhibits.
              Letter from Seale and Beers, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYCO, INC.

By: /s/ Rhonda Stevenson

Rhonda Stevenson
President, Chief Executive Officer,
Chief Financial Officer and Director
(Principal Executive Officer and Principal Financial Officer)
Date: March 25, 2010